UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2016 (August 23, 2016)

Gran Tierra Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34018	98-0479924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 900, 520-3 Avenue SW

Calgary, Alberta, Canada

T2P 0R3

(Address of principal executive offices and Zip Code)

(403) 265-3221

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Gran Tierra Energy Inc. (“Gran Tierra”) with the Securities and Exchange Commission (the “Commission”) on August 29, 2016 (the “Original Form 8-K”) announcing the completion of its previously announced acquisition (the “Acquisition”) of Petrolatina Energy Limited (“PetroLatina”).

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and restates Item 9.01 of the Original Form 8-K in its entirety to provide the financial information required by Item 9.01 of Form 8-K. Amendment No. 1 is being filed solely to provide, as Exhibit 99.1, the unaudited pro forma consolidated financial information as of and for the six months ended June 30, 2016 and for the year ended December 31, 2015. All other disclosures in the Original Form 8-K remain the same. This Current Report on Form 8-K/A should be read in conjunction with the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of PetroLatina and its subsidiaries as of December 31, 2015 and 2014, and for the years then ended, including the footnotes thereto, were filed as exhibit 99.1 to Gran Tierra’s Current Report on Form 8-K, filed on August 2, 2016.

(b)	Pro Forma Financial Information.

Attached as Exhibit 99.1 and incorporated herein by reference are the unaudited pro forma consolidated financial statements of Gran Tierra as of June 30, 2016 and for the six months ended June 30, 2016 and for the year ended December 31, 2015, including the footnotes thereto.

(d)	Exhibits

Exhibit Number	Description

99.1	Unaudited pro forma consolidated financial statements as of June 30, 2016, for the six months ended June 30, 2016, and for the year ended December 31, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2016
GRAN TIERRA ENERGY INC.

	By:	/s/ David Hardy
	Name:	David Hardy
	Title:	V.P. Legal and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited pro forma consolidated financial statements as of June 30, 2016, for the six months ended June 30, 2016, and for the year ended December 31, 2015.

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